UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
____________________________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

April 22, 2026
Date of Report (Date of earliest event reported)
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A10 NETWORKS, INC.
(Exact name of the registrant as specified in its charter)
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Delaware	001-36343	20-1446869
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2300 Orchard Parkway
San Jose, CA 95131
(Address of principal executive offices, including zip code)

(408) 325-8668
(Name and telephone number, including area code, of the person to contact in connection with this report)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.00001 par value per share	ATEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07    Submission of Matters to a Vote of Security Holders

A10 Networks, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders on April 22, 2026 (the “Annual Meeting”). There were 71,723,964 shares of common stock entitled to vote at the Annual Meeting, of which 66,388,780 (92.56%) shares were voted in person or by proxy. The Company’s stockholders voted upon and approved the following proposals at the Annual Meeting:

Proposal 1: The election of the directors named below to hold office until the Company’s 2027 annual meeting of stockholders and until their successors are duly elected and qualified, subject to earlier resignation or removal:

	For	Withhold	Broker Non-Votes
Tor R. Braham	59,850,982	1,498,298	5,039,500
Peter Y. Chung	50,893,370	10,455,910	5,039,500
Eric Singer	29,246,121	32,103,159	5,039,500
Dhrupad Trivedi	58,740,517	2,608,763	5,039,500
Dana Wolf	59,785,933	1,563,347	5,039,500

Proposal 2: A non-binding advisory vote to approve the Company’s executive compensation:

For	Against	Abstain	Broker Non-Votes
44,551,793	15,835,380	962,107	5,039,500

Proposal 3: A non-binding advisory vote to approve the frequency of holding future advisory votes on executive compensation:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
59,734,518	9,025	1,582,301	23,436	5,039,500

In accordance with the results of the advisory vote, the Board of Directors of the Company determined that, consistent with the stockholders’ advisory vote, it will include in its proxy materials a stockholder vote on executive compensation every year until the next required stockholder vote on the frequency of stockholder votes on executive compensation.

Proposal 4: The ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026:

For	Against	Abstain	Broker Non-Votes
66,324,963	39,444	24,373	—

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 23, 2026

A10 NETWORKS, INC.
By: /s/ Scott Weber
Scott Weber
General Counsel